January 31, 2015, as updated July 17, 2015

SUMMARY PROSPECTUS

SIMT Real Return Fund (SRYRX)

Class Y

Before you invest, you may want to review the Fund's prospectus, which contains information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the Fund's Statement of Additional Information, online at seic.com/funds. You can also get this information at no cost by dialing 1-800-DIAL-SEI. The Fund's prospectus and Statement of Additional Information, dated January 31, 2015, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Goal

Total return exceeding the rate of inflation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.22%
Distribution (12b-1) Fees	None
Other Expenses	0.32%
Total Annual Fund Operating Expenses	0.54%

seic.com

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EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Real Return Fund — Class Y Shares	$55	$173	$302	$677

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 34% of the average value of its portfolio.

Principal Investment Strategies

The Real Return Fund seeks to produce a return similar to that of the Barclays 1-5 Year U.S. Treasury Inflation-Protected Securities (TIPS) Index, which is the Fund's benchmark index.

Under normal circumstances, the Fund will invest a significant portion of its assets in investment grade fixed income securities, including inflation-indexed bonds of varying maturities issued by the U.S. Treasury, other U.S. Government agencies and instrumentalities. An inflation-indexed bond is a bond that is structured so that its principal value will change with inflation. TIPS are a type of inflation-indexed bond in which the Fund may invest. The Fund's exposure to fixed income securities is not restricted by maturity requirements.

The Fund may also invest in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities and obligations of U.S. and foreign commercial banks, such as time deposits, U.S. and foreign corporate debt including commercial paper and fully-collateralized repurchase agreements with highly rated counterparties (those rated A or better at the time of purchase); and securitized issues, such as mortgage-backed securities issued by U.S. Government agencies. Although the Real Return Fund is able to use a multi-manager approach under the general supervision of SEI Investments Management Corporation (SIMC or the Adviser) whereby Fund assets would be allocated among multiple sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers), the Fund's assets currently are managed directly by SIMC.

Principal Risks

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response

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to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Foreign Sovereign Debt Securities Risk — The risk that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Inflation Protected Securities Risk — The value of inflation protected securities, including TIPS, generally will fluctuate in response to changes in "real" interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk — The Fund is also subject to the risk that the Fund's securities may underperform other segments of the markets or the markets as a whole.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Prepayment Risk — The risk that with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments.

Performance Information

Class Y Shares of the Fund commenced operations on December 31, 2014. Because Class Y Shares of the Fund did not have a full calendar year of performance as of January 31, 2015, performance results for Class Y Shares have not been provided.

The bar chart and the performance table below provide some indication of the risks of investing in the Class Y Shares of the Fund by showing changes in the Fund's Class A Shares' performance from year to year for the past four calendar years and

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by showing how the Fund's Class A Shares' average annual returns for 1 year and since the Fund's Class A Shares' inception compared with those of a broad measure of market performance. The Fund's Class A Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares would have been substantially similar to those of Class A Shares, shown here, and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class A Shares. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 2.43% (03/31/11)

Worst Quarter: -2.88% (06/30/13)

Average Annual Total Returns (for the periods ended December 31, 2014)

The Fund's Class Y Shares commenced operations on December 31, 2014, and therefore do not have performance history for a full calendar year. This table compares the Fund's Class A Shares' average annual total returns for the period ended December 31, 2014 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

Real Return Fund — Class A	1 Year	5 Years	Since Inception* (7/2/2009)
Return Before Taxes	-1.49%	1.27%	1.91%
Return After Taxes on Distributions	-1.70%	0.56%	1.81%
Return After Taxes on Distributions and Sale of Fund Shares	-0.84%	0.75%	1.24%
Barclays 1-5 Year U.S. TIPS Index Return (reflects no deduction for fees, expenses or taxes)	-1.13%	1.63%	2.31%

* Index returns are shown from July 31, 2009.

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser

Sean P. Simko	Since 2013	Vice President, Portfolio Manager, Managing Director of SEI Fixed Income Portfolio Management Team
Tim Sauermelch, CFA	Since 2014	Portfolio Manager, SEI Fixed Income Portfolio Management Team

Purchase and Sale of Fund Shares

The minimum initial investment for Class Y Shares is $100,000 with minimum subsequent investments of $1,000. Such minimums may be waived at the discretion of SIMC. Notwithstanding the foregoing, a higher minimum investment amount

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may be required for certain types of investors to be eligible to invest in Class Y shares. You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). You may sell your Fund shares by contacting your authorized financial institution or intermediary directly. Authorized financial institutions and intermediaries may redeem Fund shares on behalf of their clients by contacting the Funds' transfer agent (the Transfer Agent) or the Funds' authorized agent, using certain SEI Investments Company (SEI) proprietary systems or by calling 1-800-858-7233, as applicable.

Tax Information

The distributions made by the Funds generally are taxable and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of the Funds' shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary's website for more information.